Filed Pursuant to Rule 497(a)
File No. 333-269714
Rule 482ad

Prospect Capital Corporation Upsizes Preferred Stock Offering to $2.25 Billion

NEW YORK, October 21, 2024 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today an upsize to Prospect’s preferred stock offering (the “Preferred Stock” or the “Offering”) with Preferred Capital Securities (”PCS”). The Offering has seen strong demand from the private wealth, institutional, and Registered Investment Advisor channels, with $1.8 billion in aggregate liquidation preference issuances since the initial closing in the quarter ending December 31, 2020.
“Prospect’s non-traded preferred stock offers investors recurring cash income with a stable stated value, ongoing liquidity, management alignment, leverage caps, and over $3.7 billion of junior common equity credit support," said Grier Eliasek, President of Prospect. “Prospect is the number one market share issuer of non-traded preferred stock in 2023 and 2024 year-to-date, with each of institutional, registered investment advisor, wirehouse, independent private wealth, and international investor channels having invested in Prospect’s preferred stock. With interest rates declining, we believe our A4/M4 preferred stock series, with a current 7.28% annualized floating rate dividend structure and 6.50% dividend rate floor, offers an attractive option for income-oriented investors.”
PCS is a securities broker dealer and the dealer manager for the ongoing offering of the Series A4 and M4 Preferred Stock. PCS has raised $5.0 billion of capital since its formation in 2011.
This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The ongoing offering of the Series A4 and M4 Preferred Stock is being made only by means of the prospectus supplement and the accompanying prospectus, copies of which may be obtained by writing to PCS at 3290 Northside Parkway NW, Suite 800, Atlanta, GA 30327. Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect and the Preferred Stock before investment. The prospectus supplement and accompanying prospectus contain this and other important information about Prospect and the Preferred Stock and should be read carefully before investing.

About Prospect Capital Corporation
Prospect is a business development company lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

Caution Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702